UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 25, 2006

Third Wave Technologies, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-31745	39-1791034
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

502 South Rosa Road Madison, Wisconsin (Address of Principal Executive Offices)	53719 (Zip Code)

(608) 273-8933
(Registrant’s Telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 2.02 Results of Operations and Financial Condition.

        On April 25, 2006, the Company issued a news release reporting its first-quarter 2006 financial results, a copy of which is filed Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits:

99.1	News Release issued by the Company.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has fully caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THIRD WAVE TECHNOLOGIES, INC.

Date: April 25, 2006	By:	/s/ Kevin T. Conroy

Name: Kevin T. Conroy
Title: President & Chief Executive Officer

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EXHIBIT INDEX

        The following exhibits are filed herewith:

Exhibit No. 99.1	Description News Release issued by the Company

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